UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36099	461315605
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

301 Harper Drive, Suite 110

Moorestown, NJ 08057

(Address of principal executive offices, including zip code)

877.870.7005

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 1, 2015, Cherry Hill Mortgage Investment Corporation (the “Company”) reported the completion of the previously announced acquisition of Aurora Financial Group, Inc. A copy of the press release is furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press release, dated June 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

	By:	/s/ Martin J. Levine
Martin J. Levine
Date: June 1, 2015		Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated June 1, 2015